SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):   August 12, 2003

AMERICAN TIRE DISTRIBUTORS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-61713	56-0754584
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

12200 Herbert Wayne Court, Suite 150 (28078), P.O. Box 3145
Huntersville, North Carolina	28070-3145
(Address of Principal Executive Offices)	(Zip Code)

(704) 992-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Press Release dated August 12, 2003.

Item 12. Results of Operations and Financial Condition.

     On August 12, 2003, American Tire Distributors, Inc. issued a press release to report its financial results for the quarter ended June 28, 2003. The release is furnished as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 12, 2003

AMERICAN TIRE DISTRIBUTORS, INC.

/s/ SCOTT A. DEININGER

Scott A. Deininger
Senior Vice President of Finance and Administration

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